Equity Investments	12 Months Ended
Dec. 31, 2020
Investments, All Other Investments [Abstract]
EQUITY INVESTMENTS

Note 4 – EQUITY INVESTMENTS

The Company presents its investments in Beijing Ling Ban Future Technology Co., Ltd. (“Ling Ban”), Beijing Ling Ban Intelligence Online Services Co., Ltd. (“Ling Ban Online”) and Tai’an Taiying Wealth and Equity Investment and Management Co., Ltd. (“TWIC”) as equity investments.

During the years ended December 31, 2020 and 2019, the Company conducted various transactions with Ling Ban Online. As of December 31, 2020 and 2019, service performed but uncollected in the amount of approximately $129,000 and $109,000 from Ling Ban Online was included in accounts receivable, net, respectively.

On January 15, 2020, the Company and Ling Ban Online entered into a loan agreement, where the Company agreed to lend approximately $435,000 to Ling Ban Online. The loan matures on June 15, 2020, bears an interest of 6.5% per annum, and is guaranteed by the CEO of Ling Ban and Ling Ban Online and pledged by a portion of Ling Ban Online’s equity interest, worth approximately $1.29 million on the date of the agreement. Ling Ban Online repaid this loan in full amount with accrued interests in July 2020.

The Company makes a qualitative assessment of whether the investments are impaired at each reporting date. No impairment loss was identified during the years ended December 31, 2020, 2019 and 2018.

The following table entails the carrying value and change of the Company’s investments in Ling Ban, Ling Ban Online and TWIC made in the years ended December 31, 2020, 2019 and 2018.

	For the Years Ended December 31,
	2020	2019	2018

Beginning Balance	$3,446,346	$3,491,653	$3,688,676
Investment made to Ling Ban	-	-	-
Investment made to Ling Ban Online	-	-	-
Investment made to TWIC	-	-	1,461
Translation adjustment	231,825	(45,307)	(198,484)
Ending Balance	$3,678,171	$3,446,346	$3,491,653